SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              NORTH VALLEY BANCORP
           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                              NORTH VALLEY BANCORP
                             880 East Cypress Avenue
                            Redding, California 96002



Dear Shareholders:

     The 1999 Annual Meeting of Shareholders of North Valley Bancorp will be held at 4:30 p.m. on Monday, May 17, 1999, in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

     1. Notice of Annual Meeting of Shareholders.

     2. Proxy Statement.

     3. Proxy.

     4. Annual Report to Shareholders.

     We encourage you to read all of the enclosed materials carefully and invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

     This year, as an added convenience, a shareholder can choose to vote by telephone by calling the toll-free number indicated on the Proxy. If you vote by telephone, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the voting by telephone procedures.

     We appreciate your support and look forward to seeing you at the Annual Meeting on Monday, May 17, 1999.



                                        Cordially,


                                        /s/ Rudy V. Balma


                                        Rudy V. Balma
                                        Chairman of the Board


                                        /s/ Michael J. Cushman

                                        Michael J. Cushman
                                        President

                             NORTH VALLEY BANCORP


                   Notice of Annual Meeting of Shareholders
                             Monday, May 17, 1999
                                   4:30 P.M.

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the "Corporation"), will be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, on Monday, May 17, 1999, at 4:30 P.M., for the following purposes:

       1. To elect the following eight (8) Directors of the Corporation to serve until the 2000 Annual Meeting and until their successors are elected and qualified:

              Rudy V. Balma               Dan W. Ghidinelli
              William W. Cox              Thomas J. Ludden
              Michael J. Cushman          Douglas M. Treadway
              Royce L. Friesen            J. M. ("Mike") Wells, Jr.

       2. To approve adoption of the North Valley Bancorp 1999 Director Stock Option Plan.

       3. To approve an amendment of the North Valley Bancorp 1998 Employee Stock Incentive Plan.

       4. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for the Corporation for 1999.

       5. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Section 15 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

     Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

     Only shareholders of record at the close of business on April 1, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.



                                        By Order of the Board of Directors,

                                        /s/ J.M. Wells, Jr.

                                        J. M. ("Mike") Wells, Jr.
                                        Secretary
Redding, California
April 23, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

                                                First mailed to Shareholders on
                                                        or about April 23, 1999



                              NORTH VALLEY BANCORP
                             880 East Cypress Avenue
                            Redding, California 96002
                                 (530) 221-8400



                                 PROXY STATEMENT

     The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the "Corporation"), for use at the Annual Meeting of Shareholders to be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, at 4:30 P.M., on Monday, May 17, 1999 and any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on April 1, 1999 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 3,699,556 shares of its common stock, no par value (the "Common Stock").

     On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder's name on the books of the Corporation as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Corporation's Articles of Incorporation were amended to provide that no holder of any class of stock of the Corporation shall be entitled to cumulate votes in connection with any election of Directors of the Corporation. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors. With regard to Proposals 2, 3 and 4 herein, the affirmative vote of a majority of the votes cast is required for approval of each proposal.

     Shareholders of record may vote their proxies by telephone or mail. A toll-free telephone number is included on the Proxy. Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written directive to the Corporation, or by a duly executed Proxy bearing a later date, delivered to the Secretary of the Corporation. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

     Any shareholder may choose to vote shares of Common Stock by telephone, by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Corporation's telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

     The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Corporation will bear. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the

Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

     Each Proxy will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the eight nominees for Director recommended by the Board of Directors, "FOR" approval of adoption of the North Valley Bancorp 1999 Director Stock Option Plan, "FOR" approval of an amendment of the North Valley Bancorp 1998 Employee Stock Incentive Plan, and "FOR" ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the Corporation for the 1999 fiscal year, all as described in the Proxy Statement; and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

     A copy of the Annual Report of the Corporation for the fiscal year ended December 31, 1998, including audited financial statements (the "Annual Report"), is enclosed. Additional copies of the Annual Report are available upon request to J. M. ("Mike") Wells, Jr., Secretary of the Corporation. A COPY OF THE CORPORATION'S 1998 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO MR. WELLS, C/O NORTH VALLEY BANCORP, 880 EAST CYPRESS AVENUE, REDDING, CALIFORNIA 96002.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

     The authorized number of Directors shall be not less than six (6) nor more than eleven (11). The number of members of the Board of Directors to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified is eight (8).

     All Proxies will be voted for the election of the following eight (8) nominees recommended by the Board of Directors, unless authority to vote for the election of any or all Directors is withheld. All of the nominees are incumbent Directors except for Royce L. Friesen, who is being nominated to fill the vacancy created by the retirement of Kelly V. Pierce.

              Rudy V. Balma               Dan W. Ghidinelli
              William W. Cox              Thomas J. Ludden
              Michael J. Cushman          Douglas M. Treadway
              Royce L. Friesen            J. M. ("Mike") Wells, Jr.

If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The eight candidates receiving the highest number of votes will be elected.

     The Board of Directors recommends a vote "FOR" each of the nominees listed above.

Security Ownership of Certain Beneficial Owners and Management

     To the knowledge of the Corporation, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Corporation's Common Stock, except as described below and in the following tables. For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the Record Date.


                                                     Amount and
                      Name and Address              Nature of          Percent
Title of Class       of Beneficial Owner       Beneficial Ownership   of Class
--------------  ------------------------------ --------------------   ----------
Common Stock    North Valley Bancorp Employee      191,199 (1)          5.2%
                Stock Ownership Plan ("ESOP")
                880 East Cypress Avenue
                Redding, CA 96002
Common Stock    Banc Fund                            211,576            5.7%
                c/o The Banc Funds Company LLC
                208 South LaSalle Street
                Chicago, IL 60604

------------
(1) Messrs.  Balma,  Cushman  and  Wells constitute the Administrative Committee
    (ESOP) and have authority to instruct the ESOP Trustee with regard to voting of these shares. Messrs. Balma, Cushman and Wells, as members of the Administrative Committee (ESOP), disclaim beneficial ownership with respect to all such shares. Mr. Cushman is a participant in the ESOP.

     The following table sets forth certain information regarding ownership of the Corporation's Common Stock with respect to each Director, each person nominated for election as a Director and each executive officer named in the Summary Compensation Table elsewhere herein, as well as for all current Directors and executive officers as a group. All of the shares of Common Stock of the Corporation shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of April 1, 1999. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership."

     There are no arrangements or understandings pursuant to which any of the Directors was or is to be selected as a Director or nominee.

                                                      Amount and Nature
              Name and Address of                       of Beneficial              Percent of
              Beneficial Owner(1)                        Ownership(2)              Class (9)
-------------------------------------------------   ------------------------   --------------------
         Rudy V. Balma   ........................           262,375(3)(4)             7.1%
         James F. Cowee, Jr.   ..................                 0                   *
         William W. Cox  ........................             2,506                   *
         Michael J. Cushman    ..................           215,289(3)                5.8%
         Fred A. Drake II   .....................            25,578                   *
         Royce L. Friesen   .....................             2,210                   *
         Dan W. Ghidinelli  .....................            31,712(5)                *
         Thomas J. Ludden   .....................            20,908                   *
         Kelly V. Pierce    .....................            87,396(6)                2.4%
         Jack R. Richter    .....................            11,400                   *
         Martin R. Sorensen    ..................             9,524                   *
         Douglas M. Treadway   ..................             1,920                   *
         J. M. ("Mike") Wells, Jr.   ............           260,647(3)(7)             7.0%
         All Executive Officers and Directors
          as a group (nine in number)(8)   ......           438,403(9)               11.6%(10)

------------
 * Indicates less than 1%

(1) The address for all persons listed is c/o North Valley Bancorp, 880 East Cypress Avenue, Redding, California 96002. Mr. Cowee retired effective on January 30, 1998, Mr. Drake retired effective on December 31, 1998, and Mr. Sorensen resigned effective on December 18, 1998.
(2) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting  and  investment  power  with  a  spouse,  sole investment and voting
    power   is  held  by  the  beneficial  owner  of  all  shares  unless  noted
    otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan and the North Valley Bancorp 1998 Employee Stock Incentive Plan with: 14,500 shares exercisable within 60 days by Director Cushman; 9,800 shares exercisable within 60 days by
    Director Ghidinelli; 1,000 shares each exercisable within 60 days by Directors Cox and Treadway; 3,700 shares exercisable within 60 days by Director Ludden; 1,960 shares exercisable within 60 days by Director Pierce; 10,000 shares exercisable within 60 days by Mr. Richter; and 16,696 shares exercisable within 60 days by Director Wells.
(3) Includes 191,199 ESOP shares. Messrs. Balma, Cushman and Wells constitute the Administrative Committee (ESOP) and have authority to instruct the ESOP Trustee with regard to voting of these shares. Messrs. Balma, Cushman and Wells, as members of the Administrative Committee (ESOP), disclaim beneficial ownership with respect to all such shares. Mr. Cushman is a participant in the ESOP.
(4) Includes 71,176 shares held by The Balma Family Trust, of which Mr. Balma is trustee.
(5) Includes 18,312 shares held by the Balma Grandchildren Trust, of which Mr. Ghidinelli is a trustee and as to which Mr. Ghidinelli disclaims beneficial ownership.
(6) Includes 85,436 shares held by the Pierce Family Trust, of which Mr. Pierce is trustee.

                                       4


 (7) Includes 52,752 shares held by the Wells Family Trust, of which Mr. Wells is trustee.
 (8) This group includes all current executive officers and Directors, and therefore excludes Messrs. Cowee, Drake, Pierce and Sorensen.
 (9) See footnotes 3 through 7. Includes 32,196 shares subject to options exercisable within 60 days by the Directors under the 1989 Director Stock Option Plan, and 24,500 shares subject to options exercisable within 60 days by Messrs. Cushman and Richter under the 1998 Employee Stock Incentive Plan.
(10) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

     Certain  information  with respect to the Directors,  nominees for Director
and  the  current  executive   officers  of  the  Corporation  and  its  banking
subsidiary, North Valley Bank (the "Bank"), is provided below:

         Rudy V. Balma (age 70), the Chairman of the Board of Directors and a Director of the Corporation since 1982, is a retired licensed funeral director and President of Redding Memorial Park, doing business as Redding Cemetery and McDonald's Chapel.

         Sharon L. Benson (age 46) has been Senior Vice President & Chief Financial Officer of the Corporation and its subsidiaries since July 1997. Prior to that, she was Vice President, Accounting, of the Bank since December 1990.

         William W. Cox, CRE, CCIM (age 51), a Director of the Corporation since February 1997, has been owner and President of Cox Real Estate Consultants, Inc., since April 1996. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

         Michael J. Cushman (age 44) was promoted and appointed President & Chief Executive Officer of the Corporation and its subsidiaries on February 10, 1999. Prior to that and from the time he joined North Valley Bank on March 23, 1998, he served as Senior Vice President & Chief Business Banking Officer. From March 1995 through March 1998, he was a self-employed investor, and from November of 1994 through March of 1995 served as Vice President of Tri-Counties Bank, who acquired Country National Bank in November of 1994 where Mr. Cushman served as President & Chief Executive Officer since September of 1992.

         Errol K. DeRose (age 55) has been Senior Vice President & Chief Real Estate/Construction Officer and Manager of the Bank's Redding Office since April of 1998. Prior to that he served as Senior Vice President & Chief Credit Officer from December 1997. Mr. DeRose joined the Bank in March of 1991, serving as Vice President & Manager of the Bank's Redding Branch and Real Estate Department.

         Royce L. Friesen (age 60) has been President, Chief Executive Officer and owner of Owens Healthcare in Redding, California, since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

         Dan W. Ghidinelli (age 51), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

         Thomas J. Ludden (age 66), a Director of the Corporation since 1991, is a retired educator in the Weaverville School District in Trinity County, California, owner of the Tri-L Ranch, a tree farm, since 1956, and retired owner and President of Ludden & Co., Inc., a dry goods and clothing business located in Weaverville, California. He has also served as Trustee for the Shasta-Tehama-Trinity JCCD since 1967, and as Trustee for the Lions Eye Foundation CA/NEV since July 1988.

         Jack R. Richter (age 52) has served as the Bank's Senior Vice President & Chief Credit Officer since joining the Bank on April 14, 1998. From February 1996 until April 1998 he was Relationship

     Manager for  Tri-Counties  Bank in Redding;  and from  February  1990 until
     February 1996, Mr. Richter served as Senior Business Banking Officer for Bank of California in Redding, California.

         Douglas M. Treadway (age 56), a Director of the Corporation since February 1997, is President of Shasta College and has served in that capacity since 1994. From 1991 to 1994, he was Chancellor for the North Dakota University System.

         J. M. ("Mike") Wells, Jr. (age 58), the General Counsel and Secretary of the Board of Directors of the Corporation and a member of the Board of Directors since 1982, is an attorney with Wells, Small, Selke & Graham, a Law Corporation, located in Redding, California. Mr. Wells has practiced law with that firm since 1972.

     None of the Corporation's Directors is a director of any other reporting company. There are no family relationships between any of the Directors and executive officers of the Corporation.


Committees of the Board of Directors

     The Board of Directors of the Corporation and of the Bank have established an Audit Committee. As of April 1, 1999, the members of the Audit Committee are Messrs. Balma, Cushman (ex-officio), Ghidinelli (Chairman), Pierce, and Ludden. The Audit Committee met two times during 1998. The functions of the Audit Committee are to recommend the appointment of and to oversee a firm of independent public accountants whose duty is to audit the books and records of the Corporation for the fiscal year for which it is appointed, to review and analyze the reports of the Corporation's independent public accountants, to analyze the results of internal and regulatory examinations, to monitor the effectiveness of the Corporation's accounting system and financial reporting and to interface with the Corporation's independent public accountants concerning additional specific engagements requested by the Corporation.

     The Corporation has a Director Replacement Committee, or nominating committee, which recommends and nominates qualified individuals to serve on the Corporation's Board of Directors. Committee members are Balma, Cushman and Cox. The Committee did not meet during 1998. See the Notice of Annual Meeting of Shareholders for procedures for submitting nominations.

     The Corporation has an Executive Committee, the current members of which are Messrs. Balma, Cox, Cushman (Chairman), Ghidinelli, Ludden, Pierce, Treadway and Wells. The functions of the Executive Committee are to review and make decisions on actions that are required between regular Board Meetings. The Executive Committee met eleven times during 1998.

     During 1998, the Corporation did not have a compensation committee. The Board of Directors of the Corporation performed the function of a compensation committee during 1998, which was to determine annual compensation for executive officers of the Corporation and its subsidiaries.


Compensation Committee Interlocks and Insider Participation

     During the fiscal year 1998, Mr. Sorensen (who resigned effective December 18, 1998) participated in deliberations of the Corporation's Board of Directors concerning executive officer compensation for all executive officers excluding himself.


Meetings of the Board of Directors

     During 1998, the Board of Directors held twelve regularly scheduled meetings and two special meetings. In 1998, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he served).


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation's knowledge, based solely on a review of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis.

                            EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer of the Corporation and the Bank and the other most highly compensated executive officers (whose total annual salary and bonus exceeds $100,000) for services in all capacities to the Corporation, the Bank and other subsidiaries during 1998, 1997 and 1996:


                          SUMMARY COMPENSATION TABLE
                                                                                        Long-Term
                                                                                       Compensation
                                                     Annual Compensation                 Awards
                                         -------------------------------------------   -------------
           Name and                                                                     Securities      All Other
           Principal                                                Other Annual        Underlying     Compensation
          Position(1)           Year     Salary(2)      Bonus      Compensation(3)       Options          (4)(5)
------------------------------- ------   -----------   ---------   -----------------   -------------   --------------
Michael J. Cushman              1998       $ 96,000    $25,000          $   547           25,000           $  -0-
President & Chief               1997         N/A
Executive Officer               1996         N/A
Martin R. Sorensen              1998       $175,000    $40,000          $ 2,619           50,000           $2,000
(Former) President & Chief      1997         N/A
Executive Officer               1996         N/A
James F. Cowee, Jr.             1998       $168,808    $   -0-          $ 8,122            2,000           $5,194
(Former) President & Chief      1997        130,526     46,680            7,765              --             6,147
Executive Officer               1996         98,331     28,884            5,550              --             6,612
Fred A. Drake II                1998       $113,035    $30,000          $ 1,066              --            $3,868
(Former) Executive Vice         1997         94,788     30,360            2,720              --             4,655
President of the Bank           1996         85,728     24,444            1,540              --             4,347
Jack R. Richter                 1998       $ 85,008    $25,000          $   -0-           20,000           $  -0-
Senior Vice President & Chief   1997         N/A
Credit Officer of the Bank      1996         N/A

------------
(1) Upon Donald V. Carter's death on June 24, 1997, Mr. Cowee became President & Chief Executive Officer of the Bank and the Corporation, retiring in January 1998. In accordance with his employment agreement, Mr. Cowee continued to be compensated during 1998. Mr. Sorensen served as President & Chief Executive Officer of the Bank and the Corporation from February 1998 until his resignation effective on December 18, 1998, and will continue to be compensated in 1999 as disclosed elsewhere herein. Mr. Drake retired effective on December 31, 1998. Mr. Cushman, hired in March 1998 as Senior Vice President & Chief Business Banking Officer of the Bank, was promoted by the Board of Directors in February 1999 to President & Chief Executive Officer of the Bank and the Corporation at a salary of $140,000 per year. Mr. Richter also joined the Bank and the Corporation during 1998.
(2) Base salary includes 401(k) Plan and Executive Deferred Compensation Plan ("EDCP") contributions.
(3) Represents the above-market portion of interest earned under the EDCP for Messrs. Sorensen, Cowee, and Drake; and the cost of a company car for each of Messrs. Sorensen, Cowee, Drake and Cushman.
(4) Represents matching contributions under the Corporation's 401(k) Plan and EDCP.
(5) Includes a yearly allocation of Common Stock under the ESOP, excluding shares allocated as a result of the three-for-two stock split effected as a 50% stock dividend in 1995 and the two-for-one stock split in October 1998.

     The following table describes stock options (adjusted for the two-for-one stock split in October 1998) granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan, the North Valley Bancorp 1989 Employee Stock Option Plan, and the North Valley Bancorp 1998 Employee Stock Incentive Plan to the persons named in the Summary Compensation Table during the fiscal year ended December 31, 1998:


                       OPTION GRANTS IN LAST FISCAL YEAR
                                                   Individual Grants
                       -----------------------------------------------------------------------      Potential Realizable Value
                          Number of      Percent of                                                  at Assumed Annual Rates
                          Securities    Total Options                Market                       of Stock Price Appreciation
                          Underlying     Granted to     Exercise or  Price on                          for Option Term(4)
                           Options      Employees In    Base Price   Date of      Expiration    ---------------------------------
           Name            Granted       Fiscal Year      ($/Sh)      Grant          Date          0%         5%         10%
---------------------- --------------- --------------- ------------- -------- ----------------  --------- ---------- ------------
Michael J. Cushman  ..    25,000(1)        25.7%        $15.94       $15.94   August 19, 2008    $    -0-   $219,704   $  541,142
Martin R. Sorensen  ..    50,000(2)        51.5%        $12.75       $15.00   February 5, 2008   $112,500   $525,996   $1,130,961
James F. Cowee Jr.  ..     2,000(3)         2.1%        $12.75       $15.00   January 20, 2008   $  4,500   $ 21,040   $   45,238
Jack R. Richter  .....    20,000(1)        20.6%        $15.94       $15.94   August 19, 2008    $    -0-   $175,763   $  432,914

------------
(1) Options  were  granted to Messrs. Cushman and Richter under the North Valley
    Bancorp 1998 Employee Stock Incentive Plan at 100% of the fair market value of the Corporation's Common Stock on the date of grant. See the discussion of the 1998 Employee Stock Incentive Plan below.
(2) Mr. Sorensen's options were granted under the 1989 Employee Stock Option Plan at 85% of the fair market value of the Corporation's Common Stock on the date of grant. See the discussion of the 1989 Employee Stock Option Plan below. Mr. Sorensen's stock options (50,000 shares) were cancelled upon his resignation in December 1998 under the terms of his severance agreement.
(3) Mr. Cowee's options were granted under the 1989 Director Stock Option Plan at 85% of the fair market value of the Corporation's Common stock on the date of grant. See the discussion of the 1989 Director Stock Option Plan below. Mr. Cowee's unexercised stock options (1,600 shares) were cancelled upon his retirement in January 1998 under the terms of the 1989 Director Stock Option Plan.
(4) The 0%, 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for the Corporation's Common Stock.


     The following table sets forth the stock options exercised in 1998 and the December 31, 1998 unexercised value of both vested and unvested stock options for each of the persons named in the Summary Compensation Table:


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES
                                                                                                Value of Unexercised
                              Shares                     Number of Securities Underlying             In-The-Money
                                                          Unexercised Options at Fiscal
                                                                    Year End                Options at Fiscal Year End(1)
                             Acquired        Value       -------------------------------   -------------------------------
           Name             On Exercise     Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
--------------------------- -------------   ----------   -------------   ---------------   -------------   ---------------
Michael J. Cushman   ......      -0-         $  -0-          5,000           20,000            $ -0-            $-0-
Martin R. Sorensen   ......      -0-         $  -0-         10,000           40,000            $ -0-            $-0-
James F. Cowee Jr.   ......      400         $1,452            -0-              -0-            $ -0-            $-0-
Jack R. Richter   .........      -0-         $  -0-          4,000           16,000            $ -0-            $-0-

------------
(1) Based on the fair market value of the Corporation's Common Stock of $12.25 per share at December 31, 1998. Mr. Cowee's unexercised stock options (1,600 shares) were cancelled upon his retirement in January 1998 under the terms of the 1989 Director Stock Option Plan. Mr. Sorensen's unexercised stock options (50,000 shares) were cancelled upon his resignation in December 1998, under the terms of his severance agreement.


Employment Contracts and Termination of Employment and Change in Control Arrangements

     Mr. Cowee entered into an employment agreement with the Corporation on November 10, 1997, which contract was retroactively effective to June 1, 1997, naming him as President & Chief Executive Officer of the Corporation and its subsidiaries at a salary of $155,823 per year. Mr. Cowee chose to enter into retirement effective January 31, 1998, and under the terms of said employment agreement continued to receive compensation at the rate of $155,823 per year for the remainder of the 1998 calendar year.

     Martin R. Sorensen was appointed by the Board of Directors as the new President and Chief Executive Officer of the Corporation and its subsidiaries, and entered into an employment agreement effective February 1, 1998. Mr. Sorensen resigned from all positions with the Corporation and the Bank effective December 18, 1998, and his employment agreement was terminated pursuant to a severance agreement with the Corporation. In accordance with such agreement, Mr. Sorensen will continue to receive compensation during 1999 in an amount equal to his salary for 1998.

     Supplemental Executive Retirement Plan. The Supplemental Executive Retirement Plan (the "Executive Retirement Plan") was established by the Corporation effective October 1, 1988, for the purpose of providing supplemental retirement benefits to key employees of the Corporation and its subsidiaries designated by the Board of Directors. The Executive Retirement Plan is administered by a committee of three persons appointed by the Chairman of the Board, and is an unfunded and unsecured plan as defined in sections 201, 301 and 401 of ERISA (Employee Retirement Income Security Act of 1974).

     The Executive Retirement Plan provides for two general classes of benefits:

         (1) Retirement benefits commencing at age 65 or upon termination within two years after a change in control of the Corporation, payable monthly for not less than ten years in an amount, depending upon length of service, equal to up to 45% of the executive's highest average monthly compensation for any 36 consecutive months during his last 60 months of service. "Compensation" includes base salary and bonuses. An early retirement benefit is also available if the executive retires early between the ages of 55 and 65 after not less than ten years of service. If commencement of payment of the early retirement benefit is deferred until the executive attains age 65, it is equal to the normal retirement benefit; if payment commences prior to age 65, the monthly benefit is reduced according to a formula set forth in the Executive Retirement Plan. Optional benefit forms, such as joint/survivor annuities, are also available.

         (2) Survivor benefits payable after death occurring either while employed or after employment but before commencement of normal retirement benefits. The survivor benefit is generally equal to the greater of the normal retirement benefit which would have been payable to the executive or 36 times his highest average monthly compensation and is payable in ten equal annual installments.

     Vesting of benefits under the Executive Retirement Plan is 100% if termination occurs within 24 months after change in control of the Corporation or as a result of disability, retirement on or after the age of 65 or death. For any other reason, vesting occurs at the rate of 25% for each year of credited service. Benefits are reduced by an amount equal to 50% of the amount of any monthly primary Social Security benefit (determined at age 65) or, in the case of commencement of payment of early retirement benefits prior to age 65, by 50% of the monthly primary Social Security benefit that would become payable at age 65, determined under the terms of the Social Security Act in effect at the time early retirement benefits commence.

     As in the case of the Directors' Retirement Plan (as defined below), the Corporation (or the subsidiary responsible for payment of benefits) may purchase insurance policies or annuity contracts to provide for payment of benefits under the Executive Retirement Plan, but persons entitled to benefits have no right to such policies or contracts or other specific assets or properties of the Corporation or subsidiary unless express trusts of any such assets or properties have been established for the purpose of payment of benefits.

     For the year ended December 31, 1998, the Bank paid insurance premiums of $51,000 in order to fund obligations under the Executive Retirement Plan, with a cash residual value of $1,033,000.

     The following table illustrates the approximate retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee's life or for 10 years (whichever is greater):


                           ANNUAL RETIREMENT INCOME
                           Years of Credited Service


    Final Average                                                     10
     Compensation         2         4          6          8        or more
    -------------      ------    ------     ------     ------      -------
      $ 60,000          5,400    10,800     16,200     21,600      27,000
        80,000          7,200    14,400     21,600     28,800      36,000
       100,000          9,000    18,000     27,000     36,000      45,000
       120,000         10,800    21,600     32,400     43,200      54,000
       140,000         12,600    25,200     37,800     50,400      63,000
       160,000         14,400    28,800     43,200     57,600      72,000
       180,000         16,200    32,400     48,600     64,800      81,000
       200,000         18,000    36,000     54,000     72,000      90,000

     Pursuant to the Executive Retirement Plan, Mr. Carter's widow will receive annual payments in the amount of $74,285 for ten years. The first two such payments were made in July of 1997 and 1998.

     Executive Deferred Compensation Plan. The EDCP was established by the Corporation effective January 1, 1989, in order to provide current tax planning opportunities and supplemental retirement or death benefits to Directors and selected key employees or their designated beneficiaries or surviving spouses, children or estates. It is administered by a committee of not less than three persons appointed by the Chairman of the Board of Directors. Although the EDCP is intended to be an unfunded and unsecured plan as defined in sections 201, 301 and 401 of ERISA, the employer (the Corporation or a subsidiary thereof) responsible for payment of benefits may establish trusts, which may be irrevocable but which are subject to the claims of the Corporation's creditors, to provide for payment thereof.

     Participants may elect to defer to their account under the EDCP not less than $2,400 in amount, up to 100%, of their annual compensation. The employer is required to make matching contributions in the amount of 25% of the amount deferred up to a maximum of 5% of compensation before deferrals, and may also make discretionary contributions in any amount.

     EDCP benefits are payable from participants' individual accounts upon termination within 24 months of a change of control of the Corporation or as the result of normal or early retirement, disability or death, or under other limited circumstances. Benefits are payable usually over a period of five years in the case of directors and 10 years in the case of executives, in equal monthly installments commencing on a date chosen by the participant not later than 60 days after the end of the month in which termination of service occurs. Other payment alternatives which may be elected at the discretion of the administrative committee of the EDCP include payment in a single sum or over a period of 15 years, and early withdrawals in limited amounts and hardship distributions are permitted. All amounts deferred are immediately vested at 100%; discretionary contributions are vested as set forth by agreement with the participant at the time of the related deferral, and matching contributions are vested according to the schedule set forth for matching contributions under the Corporation's Deferred Salary Profit-Sharing Thrift Plan. In 1998, amounts which were deferred by the executive officers totaled $30,400 for Mr. Sorensen, $30,000 for Mr. Cowee, and $12,000 for Mr. Drake, which amounts are included in the Summary Compensation Table. For the period ending December 31, 1998, the Bank paid insurance premiums of $866,000 in order to fund obligations under the EDCP, with a cash residual value of $1,909,000.

     Pursuant to the EDCP, Mr. Carter's widow has been receiving, since July 1997, monthly payments of $2,305. The compensation represented by these payments was previously reported in the year deferred.

     As of December 31, 1998, the Corporation's accrued pension obligation under the Directors' Retirement Plan, the Executive Retirement Plan and the EDCP was $2,325,000.

Compensation of Directors

     General. During 1998, each Director received fees of $850 per Board Meeting attended (except that if the Director was a member of the Board of Directors of both the Corporation and the Bank, and both Boards met on the same day, the Director only received a single $850 fee for attending both meetings) and payments per Committee meeting attended of $200 (with the exception of Loan Committee, which effective in May 1998 pays $100 per meeting). As executive officers, Messrs. Cowee and Sorensen did not receive Director's fees, and Mr. Cushman will not receive Director's fees. During 1998, cash compensation paid to all Directors totaled $30,600, and payment of additional Director compensation of $74,856 was deferred under the EDCP. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their premiums since January 1989.

     At a meeting of the Board of Directors on December 4, 1997, after which Chairman Rudy Balma had excused himself from said meeting, the Board unanimously passed a resolution to pay Chairman Balma a sum equal to seventy-five percent (75%) of the currently established regular Board Meeting fee in addition to the regular monthly Board Meeting and committee fees, due to the amount of extra work the Chairman must necessarily perform on behalf of the Bank and the Corporation, and such additional fee remained effective throughout 1998.

     Commencing in 1998, each outside Director of the Corporation receives an award of 300 shares of Common Stock as part of his annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan. Each award is fully vested when granted to the outside Director. For additional information regarding said Plan, see Proposal No. 3 herein.

     Supplemental Retirement Plan for Directors. The Supplemental Retirement Plan for Directors (the "Directors' Retirement Plan") was established by the Corporation as of October 1, 1988 as an unfunded and unsecured plan to provide deferred compensation to Directors of the Corporation who are not also employees of the Corporation or any affiliate ("Outside Directors"). Its general purpose is to aid in retaining the services of such Outside Directors. Outside Directors with 10 years of service to the Corporation or any of its subsidiaries are eligible to receive benefits under the Directors' Retirement Plan, which benefits consist of the payment (commencing upon the earlier of death or the 72nd birthday of the Director) of $5,000 per year for 10 years to the Director, his designated beneficiaries or (in the absence of such a designation) his surviving spouse, children or estate (in that order).

     The obligation to pay benefits under the Directors' Retirement Plan is the responsibility of the Bank. The Bank is authorized to purchase life insurance policies and/or annuity contracts in order to provide for payment of its obligations under the Directors' Retirement Plan, but such obligations have only the legal status of unfunded, unsecured promises to pay money in the future, and no one entitled to receive benefits under the Directors' Retirement Plan has, as a result, any rights to such policies or contracts or other specific property or assets of the Bank unless an express trust is established for such purpose. For the period ending December 31, 1998, the Bank paid insurance premiums of $61,000 in order to fund obligations under the Directors' Retirement Plan, with a cash residual value of $908,000.

     North Valley Bancorp 1989 Director Stock Option Plan. Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically receives every January a nonstatutory stock option to purchase 1,000 shares of the Corporation's Common Stock. Pursuant to the 1989 Director Plan, as of April 1, 1999, the Corporation had outstanding options to purchase 54,156 shares of Common Stock. As of April 1, 1999, 96,682 shares remained available for grants under the 1989 Director Plan.

     Options granted under the 1989 Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which shall be 85% of the fair market value of the Corporation's Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Corporation. Options granted pursuant to the 1989 Director Plan automatically expire three months after termination of service as a

Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.

     Each Director was granted an option to purchase 1,000 shares in January 1998 at an exercise price per share of $25.50 (before adjustment for the two-for one stock split in October 1998), and 1,000 shares in January 1999 at an exercise price of $10.20. The 1989 Director Plan is scheduled to expire in December 1999, and it is anticipated that no additional options will be granted to Directors, subject to approval of the North Valley Bancorp 1999 Director Stock Option Plan (see Proposal No. 2 below).

     The 1989 Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the 1989 Director Plan in all respects, subject to the express terms of the 1989 Director Plan.

     The 1989 Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation of the Corporation.

     The Board of Directors may amend or terminate the 1989 Director Plan as provided therein and the Board of Directors intends to terminate the 1989 Director Plan upon approval by the shareholders of the North Valley Bancorp 1999 Director Stock Option Plan (see Proposal No. 2, below). No amendment or termination may adversely affect the rights of an optionee under a previously granted option without that optionee's consent.

North Valley Bancorp 1989 Employee Stock Option Plan

     Under the North Valley Bancorp 1989 Employee Stock Option Plan, as amended (the "1989 Employee Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, officers and key full-time salaried employees of the Corporation and its affiliates may be granted options to purchase shares of the Corporation's Common Stock. As of April 1, 1999, there were no options outstanding under the 1989 Employee Plan and 341,550 shares remained available for awards under the 1989 Employee Plan. The 1989 Employee Plan is scheduled to expire on December 15, 1999, unless sooner terminated by action of the Board of Directors. The Board of Directors intends to terminate the 1989 Employee Plan at its next scheduled meeting.

     The exercise price, term and vesting period of each option granted under the 1989 Employee Plan is determined by the committee which administers the 1989 Employee Plan at the time the option is granted; provided, however, that the exercise price may in no event be less than 85% of the fair market value of the Corporation's Common Stock on the date of grant, nor may the term of an option exceed 10 years or vest at a rate of less than 20% per year during the first five years of the option term.

     Each option granted under the 1989 Employee Plan automatically expires three months after termination of employment other than for cause, except that in the case of termination of employment due to death or disability, an option will expire one year from the date of such termination of employment. In the event the optionee's employment is terminated for cause, the option will expire 30 days after such termination of employment.

     The 1989 Employee Plan is administered by a committee of the Board of Directors appointed for this purpose, which committee is composed of not less than three members who are not also employees of the Corporation or any of its affiliates (in the absence of such a separate committee, the Board of Directors acts as the committee).

     The 1989 Employee Plan provides for adjustment of and changes in the shares reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation. The Board of Directors may amend or terminate the 1989 Employee Plan. No amendment or termination may adversely affect the rights of an optionee under a previously granted option without that optionee's consent.

North Valley Bancorp 1998 Employee Stock Incentive Plan

     Under the North Valley Bancorp 1998 Employee Stock Incentive Plan (the "Stock Incentive Plan"), which was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Corporation at the 1998 Annual Meeting, options to purchase shares of the Corporation's Common Stock may be granted to key employees of the Corporation and its affiliates. The Stock Incentive Plan also provides for the award of shares of Common Stock to outside directors. During 1998, options for 25,000 shares and 20,000 shares were granted to Messrs. Cushman and Richter, respectively. On February 16, 1999, the Board approved the grant of options totaling 149,000 shares to 57 key employees of the Bank, including options for 22,500 shares and 10,000 shares to Messrs. Cushman and Richter, all at an exercise price of $12.875 (the market price on such date). Pursuant to the Stock Incentive Plan, as of April 1, 1999, the Corporation had outstanding options to purchase 194,000 shares of Corporation Common Stock, with 418,600 shares remaining available for grant.

     For more information regarding the Stock Incentive Plan, see Proposal No. 3 herein.


                     REPORT OF THE COMPENSATION COMMITTEE

     The Board of Directors acts as the Corporation's compensation committee and reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer, and can, at its discretion, grant stock options to key officers of the Corporation and its affiliates who are primarily responsible for the management and growth of the Corporation's business (such options, as disclosed elsewhere herein, were granted to Messrs. Sorensen, Cushman and Richter during 1998). In conducting its review of salaries, the Board of Directors takes into consideration the overall performance of the Corporation and the Chief Executive Officer's evaluation of individual executive officer performance, with final decisions on base salary adjustments made in conjunction with the Chief Executive Officer.

     The Board of Directors determines the base salary for the Chief Executive Officer by: (1) examining the Corporation's performance against its preset goals, (2) examining the Corporation's performance within the banking industry,
(3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Corporation's market area. Upon Donald V. Carter's death in June 1997, Mr. Cowee became President & Chief Executive Officer of the Bank and the Corporation until his retirement in January 1998. Mr. Sorensen served in those capacities from February 1998 until his resignation effective December 18, 1998. Mr. Cushman was hired by the Bank in March of 1998. He was promoted by the Board of Directors in February 1999 to President & Chief Executive Officer of the Bank and the Corporation with a salary of $140,000 per annum. Other terms and conditions are expected to be contained in an employment agreement currently under discussion between the Compensation Committee of the Corporation and Mr. Cushman.

     The Corporation does not have a formal bonus plan. However, at its discretion, the Board of Directors can, and has since 1990, set aside a percentage of the after-tax profits of the Bank (approximately 6% for 1998), which is then divided by the Chief Executive Officer among the top three most highly compensated executive officers. This is not a formal bonus plan and there is no guarantee that such bonuses will be granted in the future.

     During 1988, the Board of Directors acted as the Corporation's Compensation Committee. As of April 1, 1999, the members of the Compensation Committee were Messrs. Pierce, Ghidinelli and Ludden.

     [The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]



                                            Period Ending
                      ----------------------------------------------------------
Index                 12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
--------------------------------------------------------------------------------
North Valley Bancorp   100.00     79.39    112.26    131.12    199.88    157.09
S&P 500                100.00    101.32    139.39    171.26    228.42    293.69
Northern California
 Proxy                 100.00     97.87    148.40    160.71    319.27    306.78

------------
(1) Assumes $100 invested on December 31, 1993 in the Corporation's Common Stock, the S&P 500 composite stock index and SNL Securities' Northern California Proxy index, with reinvestment of dividends.

(2) Source: SNL Securities


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Through its banking subsidiary, the Corporation has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Corporation's Directors, executive officers, holders of five percent or more of the Corporation's Common Stock and members of the immediate family of any of the foregoing persons, including transactions with corporations or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others, except that all employees (other than executive officers or Directors of the Corporation or its subsidiaries) are granted rate concessions on installment loans and are not charged origination fees on residential real estate loans. Management believes that in 1998 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features.

     J. M. "Mike" Wells, Jr., the General Counsel of the Corporation, Secretary of the Board of Directors and Director, is an attorney in the law firm of Wells, Small, Selke & Graham, a Law Corporation, which contracted to provide professional legal services to the Corporation and the Bank during 1998 and expects to provide professional legal services to them in the future. Wells, Small, Selke & Graham, a Law Corporation, received from the Bank in 1998 a total of $42,850 in legal fees and costs reimbursed.

                                PROPOSAL NO. 2

                  APPROVAL OF 1999 DIRECTOR STOCK OPTION PLAN

     On April 1, 1999, the Board Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the "1999 Director Stock Option Plan"), pursuant to which all members of the Board of Directors are eligible for the grant of nonstatutory stock options to purchase shares of the Corporation's Common Stock. Nonstatutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     The 1999 Director Stock Option Plan is intended to replace the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan"). Assuming a favorable vote on the 1999 Director Stock Option Plan by the shareholders, the Board of Directors intends to terminate the 1989 Director Plan at its next scheduled meeting.

     The 1989 Director Plan was approved by the shareholders of the Corporation at the 1990 Annual Meeting of Shareholders and provides for the grant of nonstatutory stock options to all members of the Board of Directors, including employees who are Directors. Under the 1989 Director Plan, each non-employee member of the Board of Directors has automatically received every January the grant of a nonstatutory option to purchase 1,000 shares of the Corporation's Common Stock. As of April 1, 1999, the Corporation had outstanding options to purchase 54,156 shares of the Common Stock and 96,682 shares remained available for grants under the 1989 Director Plan. The contemplated termination of the 1989 Director Plan will not adversely affect any option previously granted or the rights of any holder of such option.

     At the Annual Meeting, the shareholders are being requested to ratify and approve the adoption of the 1999 Director Stock Option Plan. This summary description of the 1999 Director Stock Option Plan is qualified in its entirety by reference to the 1999 Director Stock Option Plan itself, a copy of which attached to this Proxy Statement.


Purpose

     The 1999 Director Stock Option Plan is intended to further the growth, development and financial success of the Corporation and its subsidiaries by providing additional incentives to members of the Board of Directors, including employees who are Directors, and by assisting them in acquiring shares of the Corporation's Common Stock, which will allow them to benefit directly from the Corporation's growth, development and financial success.


Administration

     The 1999 Director Stock Option Plan will be administered by the Board of Directors. All grants of options will be at the discretion of the Board of Directors. The Board of Directors will have the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.


Eligibility for Participation

     All members of the Board of Directors, including employees of the Corporation who are Directors, are eligible to participate in the 1999 Director Stock Option Plan. As of April 1, 1999, there were eight Directors eligible to participate in the 1999 Director Stock Option Plan.


Number of Shares Subject to the Plan

     Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Corporation's Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to

10 percent of the total shares of the Corporation's Common Stock issued and outstanding from time to time. As of April 1, 1999, there were a total of 3,699,556 shares of Common Stock issued and outstanding, so the maximum number of shares available for the grant of options as of such date was 369,956.

     The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Corporation are changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or other corporation, whether by reason or reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split or other changes.

     The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Corporation and any reorganization, merger or consolidation in which the Corporation is not the surviving or resulting corporation. If the Corporation is not the surviving or resulting corporation, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option's vesting schedule.


Terms and Conditions of Options

     Options granted under the 1999 Director Stock Option Plan may only be nonstatutory stock options. Each option will be 20 percent exercisable or "vested" immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options will be 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. So long as the Corporation's Common Stock is traded on the NASDAQ National Market System, such fair market value shall be equal to the last transaction price quoted for such date by the NASDAQ National Market System.

     Each option granted under the 1999 Director Stock Option Plan will have a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a Director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a Director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

     On April 12, 1999, the Board of Directors granted an option for 30,000 shares of Common Stock to each of the non-employee Directors of North Valley Bancorp, namely: Rudy V. Balma, William W. Cox, Dan W. Ghidinelli, Thomas J. Ludden, Kelly V. Pierce, Douglas M. Treadway and J.M. ("Mike") Wells, Jr. The exercise price for each of such options was set at $10.31. The Company has entered into a stock option agreement with each such optionee, dated as of April 12, 1999, subject to the terms and conditions set forth in the 1999 Director Stock Option Plan. The exercise of such options is conditioned upon the approval of the 1999 Director Stock Option Plan by the shareholders.


Amendment and Termination of the Plan

     The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Corporation only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously granted option, without the optionee's consent.


Tax Information

     No taxable income is recognized by an optionee upon the grant of a nonstatutory stock option under the 1999 Director Stock Option Plan. The exercise of a nonstatutory stock option granted under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Corporation will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Corporation of shares of Corporation Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Corporation.


Required Vote

     An affirmative vote of a majority of the shares of the Corporation's Common Stock represented and voting at the Annual Meeting is required for approval of the 1999 Director Stock Option Plan.


Recommendation of Management

     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders and unanimously recommends a vote "FOR" its ratification and approval.



                                PROPOSAL NO. 3

                          APPROVAL OF AN AMENDMENT TO
          THE NORTH VALLEY BANCORP 1998 EMPLOYEE STOCK INCENTIVE PLAN

     The North Valley Bancorp 1998 Employee Stock Incentive Plan (the "Stock Incentive Plan") was adopted by the Corporation's Board of Directors on February 17, 1998, subject to the approval of the Corporation's shareholders which was obtained at the 1998 Annual Meeting of Shareholders held on May 26, 1998. The Stock Incentive Plan was effective February 17, 1998.

     Article 8 of the Stock Incentive Plan provides for the payment of director's fees in shares of Corporation Common Stock. The provisions of Article 8 became effective upon a determination by the Board of Directors, as contemplated by Article 8, that such provisions should be implemented. Accordingly, on September 21, 1998, each of the seven non-employee Directors was awarded 300 shares of Common Stock. The market price of such shares on that date was $27.50.

     The Board of Directors of the Corporation proposes to amend Section 8.2 of the Stock Incentive Plan in regard to the annual award of shares of Common Stock to non-employee Directors. The purpose of the proposed amendment is to ensure that the economic value of the shares to be awarded each year will be protected against dilution caused by the payment of stock dividends, reclassifications, recapitalizations or similar occurrences. This was the intent of the Board of Directors when the Stock Incentive Plan was originally adopted, but was inadvertently omitted from the wording of the Stock Incentive Plan as adopted and then approved by the shareholders.


Summary of the Stock Incentive Plan

     The following is a summary of the material provisions of the Stock Incentive Plan. A copy of the Stock Incentive Plan may be obtained without charge by writing to J. M. Wells, Jr., Secretary of the Corporation c/o North Valley Bancorp, 880 East Cypress Avenue, Redding, California 96002. Shareholders are urged to read the Stock Incentive Plan in its entirety. This summary is qualified entirely by reference to the Stock Incentive Plan. Any capitalized terms which are used in this summary description but not defined herein have the meanings assigned to them in the Stock Incentive Plan.

     The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be granted as options under the Stock Incentive Plan consist of 300,000 shares, increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines "key employee" as a common-law employee of the Corporation, its parent or any subsidiary of the Corporation, an "outside director", or a consultant or advisor who provides services to the Corporation, its parent or any subsidiary of the Corporation. For purposes of the Stock Incentive Plan, an "outside director" is defined as a member of the Board who is not a common-law employee of the Corporation, its parent or any subsidiary of the Corporation. The Stock Incentive Plan is intended to aid the Corporation in its efforts to attract and retain such individuals.

     Each outside director is eligible to receive a stock award of 300 shares of Common Stock of the Corporation as part of his or her annual retainer payment from the Corporation. Such stock award shall be fully vested when granted to the outside director.

     The Stock Incentive Plan is administered by a Committee appointed by the Board of Directors. As of April 1, 1999, the Committee members are Rudy V. Balma, Michael J. Cushman, William W. Cox, Dan W. Ghidinelli, Thomas J. Ludden, Kelly V. Pierce, Douglas M. Treadway and J. M. Wells, Jr. The Committee shall have membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of Options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

     The award of Common Stock to outside directors is fully taxable at the time of the grant. The Corporation receives a deduction for this amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

Proposed Amendment

     Section 8.2 of the Stock Incentive Plan presently reads as follows:

         "8.2 Receipt of Stock Awards. An Outside Director shall receive a Stock Award of 300 shares of Common Stock as part of his or her annual retainer payment from the Company. Such Stock Awards shall be issued under the Plan. Such an Award shall be fully vested when granted to the Outside Director."

     The proposed amendment of Section 8.2, which is subject to approval by the shareholders of the Corporation, would add the following wording at the end thereof:

         "In the event the shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, the Board shall substitute for or add to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to a Stock Award under this Section 8.2, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No right to fractional shares of Common Stock shall result from any adjustment in Stock Awards pursuant to this Section 8.2. In case of any such adjustment, the shares shall be rounded down to the nearest whole share."


Required Approval

     Approval of the proposed amendment of Section 8.2 of the Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and voting at the Meeting.

Recommendation of Management

     The Board of Directors believes that this proposal is in the best interests of the Corporation and its shareholders, and unanimously recommends a vote "FOR" its approval.

                                PROPOSAL NO. 4

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP, which served the Corporation as independent public accountants for the 1998 fiscal year, has been selected by the Audit Committee of the Board of Directors of the Corporation as the Corporation's independent public accountants for the 1999 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for the ratification of the appointment of Deloitte & Touche LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Deloitte & Touche LLP should for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.


Required Approval

     The approval of the ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent public accountants for the 1999 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.


Recommendation of Management

     The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP.

     A representative of Deloitte & Touche LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and respond to appropriate questions from shareholders present at the Meeting.


                             SHAREHOLDER PROPOSALS

     The Corporation's 2000 Annual Meeting of Shareholders will be held on May 15, 2000. Shareholder proposals must be received by the Corporation no later than December 17, 1999, to be considered for inclusion in the Proxy Statement and Proxy for the 2000 Annual Meeting of Shareholders. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 17, 1999, deadline.


                                 OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.


                                          By Order of the Board of Directors,


                                          /s/ J.M. Wells, Jr.


                                          J. M. ("Mike") Wells, Jr.,
                                          Secretary

Redding, California
April 23, 1999

                                    ANNEX A

                             NORTH VALLEY BANCORP
                        1999 DIRECTOR STOCK OPTION PLAN


1.   Purpose

     The purpose of this North Valley Bancorp 1999 Director Stock Option Plan (hereinafter the "Plan") is to provide a method whereby the members of the Board of Directors (hereinafter the "Board") of North Valley Bancorp (hereinafter the "Company") may acquire or increase their proprietary interests in the success of the Company, thereby advancing the interests of the Company and its shareholders, while providing an incentive for the recruitment and retention of capable directors in the future.


2.   Administration

     The following provisions shall govern the administration of the Plan:

         (a) The Plan shall be administered by the Board of Directors of North Valley Bancorp (hereinafter the "Board"), which may delegate some or all of its duties in administering the Plan to a committee of the Board appointed for this purpose composed of two (2) or more members of the Board who qualify as "non-employee directors" as defined in Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Hereinafter, the body administering the Plan, whether it be the Board or any committee so appointed, shall be referred to as the "Committee". The Board may, from time to time, remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board may designate a Chairman and Vice-Chairman of the Committee from among the Committee members. Acts of the Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a quorum of the Committee is present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (b) The Company shall effect the grant of options under the Plan by the execution of stock option agreements in a form or forms approved by the Committee. Subject to the express terms of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options, and to make all other determinations necessary or advisable for the Plan's administration; provided, however, that the Committee shall exercise no discretion with respect to the grant of options under the Plan or otherwise alter or amend the terms of any option so that an option or the terms of an option fail to comply with the terms and conditions in Section 5 hereof.


3.   Eligibility

     All members of the Board (including employee-directors) shall be eligible to receive options under this Plan; provided, however, that no option may be granted to a member of the Board who, at the time of such grant, owns Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any of its affiliates. All stock options granted pursuant to the Plan shall be nonstatutory stock options. A nonstatutory stock option is an option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


4.   The Shares

     Shares offered under the Plan shall be authorized but unissued shares of the Company's Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the Plan shall equal ten percent (10%) of the total shares of the Company's no par value Common Stock issued and outstanding from time to time (hereinafter the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such shares shall be adjusted as provided in Section 6 hereof. Upon the expiration or termination for any reason of an outstanding option under the Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.


5.   Grant, Terms and Conditions of Options

     Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Grant of Options. The Committee shall, from time to time, at its discretion, (i) select the members of the Board who are to receive grants of options under the Plan, and (ii) determine the number of Shares subject to such grants and any other features and terms and conditions of such grants not expressly provided for in the Plan. All stock options granted pursuant to the Plan shall be nonstatutory stock options. Each grant of an option under the Plan shall be evidenced by a stock option agreement executed by the optionee and the Company. Each option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a stock option agreement. The provisions of the various stock option agreements entered into under this Plan need not be identical.

         (b) Option Prices. The purchase price under each option shall be eighty-five percent (85%) of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee as follows:

                  (i) If the Company's Common Stock was traded over-the-counter on the date in question and was traded on the NASDAQ National Market System, then the fair market value shall be equal to the last transaction price quoted for such date by the NASDAQ National Market System;

                  (ii) If the Company's Common Stock was traded on a stock exchange on the date in question, then the fair market value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iii) If neither of the foregoing provisions is applicable, then the fair market value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of fair market value by the Committee shall be conclusive and binding on all persons.

         (c) Duration  and  Exercise of Options.  Each option shall be for a ten
     (10) year term and shall vest twenty percent (20%) immediately upon the date of grant and shall vest an additional twenty percent (20%) on each of the first four (4) anniversary dates thereafter; provided however, that each option that is not fully vested shall become one hundred percent (100%) vested and exercisable in the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, as described in
     Section 6 hereof. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

         To the extent the right of an optionee to purchase Shares has vested under a stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. An optionee may also exercise an option by electing to deliver shares of Company Common Stock that have been held by the optionee for at least six (6) months or have the Company withhold from those Shares that would otherwise be received upon exercise of the option. Such an election is subject to approval or disapproval by the Committee, and the timing of the election must satisfy the requirements of Rule 16b-3. The Company shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

         (d) Termination of Tenure on the Board. Unless the Committee determines otherwise, upon the termination of an optionee's T status as a member of the Board, his or her rights to exercise an option then held shall be only as follows:

                  Mandatory Retirement: If an optionee's tenure on the Board is terminated by reason of compliance with any mandatory retirement age requirement of the Board, his or her rights to exercise an option existing on the date of such termination shall not change or otherwise be diminished solely by virtue of such retirement.

                  Disability: If an optionee's tenure on the Board is terminated by disability, the rights of such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) to exercise an option existing on the date of such termination shall not change or otherwise be diminished solely by virtue of such disability.

                  Death: If an optionee's tenure on the Board is terminated by death, such optionee's estate shall have the right for a period of twelve (12) months following the date of such death to exercise the option without regard to the vesting provisions of Section 5(c) hereof, provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

                  Cause: If a member of the Board is determined by the full Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company, induces any client or customer of the Company to break any contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with the Company, or if an optionee is removed from any office of the Company by any bank regulatory agency, the optionee shall have the right for a period of thirty (30) days following the date of such termination to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's termination of tenure on the Board, provided the actual date of exercise is in no event after the expiration of the term of the option. In making such determination, the Board shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the optionee's behalf.

                  Other Reasons: If an optionee's tenure on the Board is terminated for any reason other than those mentioned above under "Mandatory Retirement," "Disability," "Death" and "Cause," the optionee may, within three (3) months following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of such termination; provided the date of exercise is in no event after the expiration of the term of the option.

         (e) Use of Proceeds from Stock. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company.

         (f) Rights as a Shareholder. An optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 6 hereof.

         (g) Withholding. The Company shall have the right to condition the issuance of shares upon exercise of an option upon payment by the optionee of any income taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. To the extent withholding is required, such payment may be made by any method of payment acceptable to the Company, including the withholding of Shares from the total number of Shares issuable upon exercise or the delivery to the Company of shares of Company Common Stock that have been held by the optionee for at least six (6) months. Any election to have Shares withheld or to deliver Shares must satisfy the requirements of Rule 16b-3.

         (h) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue to serve on the Board.


6.   Adjustment Of, and Changes In, The Shares

     In the event the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock of the Company shall be increased through the payment of a stock dividend, the Board shall substitute for or add to each Shares of Common Stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, the Board shall make appropriate adjustment in the number and kind of Shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in the Company by reason of his or her rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

     In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board shall have the power to cause the termination of every option outstanding hereunder; except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, assume all outstanding options under the Plan; provided, however, that in all events the optionee shall have the right immediately prior to such sale, dissolution, liquidation, or merger or consolidation in which the Company is not the surviving or resulting corporation to notification thereof as soon as practicable and, thereafter, to exercise the option without regard to the annual vesting provisions of Section 5(c) hereof. This right shall be conditioned upon the execution of a final plan of dissolution or liquidation or a definitive agreement of merger or consolidation.

     In the event of an offer by any person or entity to all shareholders of the Company to purchase any or all shares of Common Stock of the Company (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6 hereof), any optionee under this Plan shall have the right upon the commencement of such offer to exercise the option and purchase shares subject thereto to the extent of any unexercised or unvested portion of such option.

     No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 6. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     To the extent the  foregoing  adjustments  relate to stock or securities of
the  Company,   such  adjustments   shall  be  made  by  the  Committee,   whose
determination in that respect shall be final, binding and conclusive.

     Except as expressly provided in this Section 6, an optionee shall have no rights by reason of any of the following events: (i) subdivision or consolidation of shares of stock of any class issued by the Company; (ii) payment by the Company of any stock dividend; (iii) any other increase or decrease in the number of shares of stock of any class; (iv) any dissolution, liquidation, merger, consolidation, spin-off or acquisition of assets or stock of another corporation by the Company. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number of price of shares of Common Stock subject to the option, and no adjustment by reason thereof shall be made.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


7.   Listing or Qualification of Shares

     All options granted under the Plan are subject to the requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of the Shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained, free of any condition not acceptable to the Committee.


8.   Amendment and Termination of the Plan

     The Board shall have complete power and authority to amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the shareholders of the Company only to the extent required by applicable laws or regulations. No termination, modification or amendment of the Plan may, without the consent of any member of the Board to whom such option was previously granted under the Plan, adversely effect the rights of such member of the Board under such option.


9.   Effectiveness and Term of the Plan

     The Plan, as set forth herein, shall become effective as of the date the Plan is adopted by the Board (the "Effective Date"). The Plan shall also be submitted to the shareholders of the Company for approval in the manner required by applicable law or regulation. Such shareholder approval shall consist of approval by the affirmative votes of the holders of a majority of the shares of Company Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law, or by the written consent of the holders of a majority of the outstanding Company Common Stock entitled to vote. The exercise of any options granted pursuant to the Plan shall be conditioned upon the approval of the Plan by the shareholders of the Company and compliance with any applicable federal and state securities laws. The Plan shall continue in effect for a term of ten (10) years after the Effective Date, unless sooner terminated under Section 8 of the Plan.


10.  Securities Law Compliance and Notice of Sale

     No Shares shall be purchased upon the exercise of any option unless and until all of the then applicable requirements of any (i) regulatory agencies having jurisdiction and (ii) any exchanges upon which the Common Stock of the Company may be listed shall have been fully complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.


11.  Indemnification

     To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board of Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided, the director or Committee merger was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonable believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settlement any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term
"person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.


12.  Information to Optionees

     The Company shall provide to each optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which are provided to shareholders of the Company. The Company shall not be required to provide such information to any optionee whose duties in connection with the Company assure his or her access to equivalent information.

                                                                         ANNEX B


PROXY                         NORTH VALLEY BANCORP                         PROXY

              Proxy Solicited on Behalf of the Board of Directors
                            of North Valley Bancorp
              for the Annual Meeting of Shareholders, May 17, 1999


     The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 23, 1999, and revoking and heretofore given, hereby constitutes and appoints Michael J. Cushman and Sharon L. Benson, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the "Corporation"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, on Monday, May 17, 1999, at 4:30 P.M., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting of any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2, 3 AND 4, AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                (Continued, and to be signed on the other side)


                             -FOLD AND DETACH HERE-


                                                                                                                   Please mark
                                                                                                                    your votes   [X]
                                                                                                                     as this

                                                WITHHOLD
                                           FOR   FOR ALL                                                  FOR    AGAINST   ABSTAIN
1. To elect as  Directors  the  nominees   [ ]     [ ]        2. To  approve  adoption  of  the  North    [ ]      [ ]       [ ]
   set forth below:                                              Valley  Bancorp 1999  Director  Stock
                                                                 Option Plan.
INSTRUCTION:  To withhold  authority  to
vote for any individual nominee strike a                      3. To approve an  amendment of the North    [ ]      [ ]       [ ]
line through the  nominee's  name in the                         Valley  Bancorp 1998  Employee  Stock
list below:                                                      Incentive Plan.

01 Rudy V. Balma,  02 William W. Cox, 03                      4. To ratify the appointment  Deloitte &    [ ]      [ ]       [ ]
Michael J. Cushman, 04 Royce L. Friesen,                         Touche  LLP  as  independent   public
05  Dan  W.  Ghidinelli,  06  Thomas  J.                         accountants of 1999.
Ludden, 07 Douglas M. Treadway,  08 J.M.
("Mike") Wells, Jr.                                           5. In their discretion the proxy holders are  authorized  to  vote upon such other business as may properly come before the meeting.

I PLAN TO ATTEND THE MEETING  [ ]


Signature(s) __________________________________________________________________________________________  Date _______________, 1999

Please mark, date and sign exactly as your name(s) appear(s) above. When signing as attorney,  executor,  administrator,  trustee or guardian,  please give full title. If one or more than one Trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          -FOLD AND DETACH HERE AND READ THE REVERSE SIDE-


                                                    ----------------------------
                                                          VOTE BY TELEPHONE
                                                    QUICK *** EASY *** IMMEDIATE
                                                    ----------------------------

                                     YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week

                              There is NO CHARGE to you for this call. - Have your proxy card in hand.

       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

------------------------------------------------------------------------------------------------------------------------------------
OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1
------------------------------------------------------------------------------------------------------------------------------------

                                              When asked, please confirm by Pressing 1.

------------------------------------------------------------------------------------------------------------------------------------
OPTION 2: If you choose to vote on each Proposal separately, press 0, You will hear these instructions:
------------------------------------------------------------------------------------------------------------------------------------
                        Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9

                        To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

                        Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                                              When asked, please confirm by Pressing 1.

                        The instructions are the same for all remaining proposals.
                                                    or
                                                    --
2. TO VOTE BY PROXY:    Mark, sign and date your proxy card and return promptly in the enclosed envelope.

                           NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                                                        THANK YOU FOR VOTING.
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